UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2024

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 24, 2024, Reborn Coffee, Inc. (the “Company”) held its annual meeting of stockholders for its fiscal year ended December 31, 2024 (the “Annual Meeting”). As of September 23, 2024, the record date for the Annual Meeting, 2,683,490 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were outstanding, entitled to 2,683,490 votes at the Annual Meeting. Holders of 1,798,335 shares of the Company’s Common Stock were present in person or by proxy at the Annual Meeting, representing 67.01% of the total outstanding shares of Common Stock, constituting a quorum pursuant to the Company’s bylaws. At the Annual Meeting, three proposals were submitted to the Company’s stockholders. A brief summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, and the proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 27, 2024. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders elected Farooq M. Arjomand, Jay Kim, Dennis R. Egidi, Sehan Kim, Andy Nasim and Jennifer Tan to the Company’s Board of Directors, to hold office until the 2025 annual meeting of stockholders or until such director’s respective successors are elected or appointed and qualified or until any such director’s earlier resignation or removal, based upon the following votes:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Farooq M. Arjomand	1,485,692	40,728	271,915
Jay Kim	1,485,369	41,051	271,915
Dennis R. Egidi	1,485,698	40,722	271,915
Sehan Kim	1,486,702	39,718	271,915
Andy Nasim	1,485,726	40,694	271,915
Jennifer Tan	1,485,408	41,012	271,915

Proposal No. 2

The Company’s stockholders ratified the appointment of BCRG Group as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, based upon the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,793,709	3,666	960	-

Proposal No. 3

The Company’s stockholders approved the issuance of shares of the Company’s Common Stock to YA II PN, LTD. pursuant to the Convertible Promissory Note (the “Note”) and related warrant issued on May 20, 2024, in excess of the Exchange Cap (as defined in the Note) in accordance with Nasdaq Listing Rule 5635(d).

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,517,008	7,397	2,015	271,915

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2024

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

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